    As filed with the Securities and Exchange Commission on March 19, 2001
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



        Date of report (Date of earliest event reported): March 19, 2001


                              CAIS INTERNET, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)



                  000-26103                            52-2066769
          ------------------------         -----------------------------------
          (Commission File Number)         (I.R.S. Employer Identification No.)


           1255 22nd Street, N.W.                         20037
              Washington, D.C.                          (Zip Code)
  (Address of Principal Executive Offices)


                                 (202) 715-1300
              (Registrant's Telephone Number, Including Area Code)


                                With a copy to:
                             Larry M. Spirgel, Esq.
                            Morrison & Foerster llp
                             1750 Tyson's Boulevard
                                   Suite 1550
                             McLean, Virginia 22102

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Item 5.  OTHER EVENTS.

   CAIS announced the hiring of Michael Lee as its new President and Chief Executive Officer. Mr. Lee will also join CAIS' Board of Directors. William Caldwell, CAIS' outgoing CEO, will remain with the Company as Vice Chairman of the Board of Directors.

   CAIS also announced today that John Saer, an Executive of Kohlberg Kravis Roberts & Company, will join the Board of Directors while Ulysses G. Auger, Sr. will resign from the Board.

   For more information, please see the Company's press release included as
Exhibit 99.1 to this Report.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits
     --------

99.1 Press Release issued by CAIS dated March 19, 2001.


                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CAIS INTERNET, INC.


Date:  March 19, 2001
                                        /s/  William Caldwell
                                        ----------------------------------
                                        William Caldwell
                                        Vice Chairman of the Board of Directors